UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2020

Pure Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38454	82-3424680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 W. 3rd St., Suite 1000

Fort Worth, Texas 76102

(Address of principal executive offices)

(zip code)

(817) 850-9200
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PACQ	NASDAQ
Warrants, each Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	PACQW	NASDAQ
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	PACQU	NASDAQ

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement

As previously disclosed, on November 27, 2019, Pure Acquisition Corp. (the “Company”) entered into (i) a Business Combination Agreement (the “HPK Business Combination Agreement”) with HighPeak Energy, Inc. (“HighPeak Energy”), a wholly owned subsidiary of the Company formed to effect a business combination, Pure Acquisition Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of HighPeak Energy, certain affiliates of the Company’s sponsor, including, HighPeak Energy, LP, a Delaware limited partnership, HighPeak Energy II, LP, a Delaware limited partnership, HighPeak Energy III, LP, a Delaware limited partnership, HPK Energy, LLC, a Delaware limited liability company and the general partner of HPK Energy, LP, a Delaware limited partnership (“HPK”), and solely for the limited purposes specified therein, HighPeak Energy Management, LLC, a Delaware limited liability company, and (ii) a Contribution Agreement (the “Grenadier Contribution Agreement” and, together with the HPK Business Combination Agreement, the “Business Combination Agreements”) with HighPeak Energy, Grenadier Energy Partners II, LLC and HighPeak Energy Assets II, LLC, a Delaware limited liability company and wholly owned subsidiary of HPK.

On April 24, 2020, (i) the Company and the other parties to the HPK Business Combination Agreement mutually agreed to terminate the HPK Business Combination Agreement and (ii) the Company and the other parties to the Grenadier Contribution Agreement mutually agreed to terminate the Grenadier Contribution Agreement, in each case, as a result of current market uncertainty. The termination of each of the Business Combination Agreements is effective as of April 24, 2020.

Item 7.01 Regulation FD Disclosure

The information set forth in Item 1.02 above is hereby incorporated by reference into this Item 7.01.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pure Acquisition Corp.

Date: April 24, 2020
	By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

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